SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2005

Greenwich Capital Acceptance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-121661	06-1199884
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

600 Steamboat Road
Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Description of the Certificates and the Mortgage Pool

As of the date hereof, Greenwich Capital Acceptance, Inc. (the “Registrant”) has caused to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Commission’s Rule 424 a Prospectus Supplement to its Prospectus, dated July 25, 2005 in connection with the Registrant’s issuance of a series of certificates, entitled GreenPoint Mortgage Funding Trust, Asset-Backed Certificates, Series 2005-HY1 (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of July 1, 2005, among the Registrant as depositor, GreenPoint Mortgage Funding, Inc. as servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2005-HY1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Computational Materials

Greenwich Capital Markets, Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Computational Materials”, in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

The Computational Materials have been provided by the Underwriter.

The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
99.1

Computational Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of GreenPoint Mortgage Funding Trust 2005-HY1, Asset-Backed Certificates, Series 2005-HY1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 27, 2005

GREENWICH CAPITAL ACCEPTANCE, INC.

By:	/s/ Frank Skibo
Name:	Frank Skibo
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.1

Computational Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of GreenPoint Mortgage Funding Trust 2005-HY1, Asset-Backed Certificates, Series 2005-HY1.

P

EXHIBIT 99.1

FILED BY PAPER